UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2018

Syntel, Inc.

(Exact name of registrant as specified in its charter)

Michigan	000-22903	38-2312018
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

525 E. Big Beaver Road, Suite 300, Troy, Michigan	48083
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (248) 619-2800

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On October 1, 2018, Syntel, Inc. (the “Company”) held a special meeting of shareholders (the “Special Meeting”).

At the Special Meeting, holders of common stock, no par value per share of common stock, of the Company (“Common Stock”) voted upon: (1) the proposal to approve the Agreement and Plan of Merger, dated as of July 20, 2018, by and among the Company, Atos S.E., a société européenne (European company) organized under the laws of France (“Parent”) and Green Merger Sub Inc., a Michigan corporation and a wholly-owned subsidiary of Parent (“Merger Sub”) (the “Merger Proposal”), and (2) the proposal to approve by a non-binding advisory vote, certain compensation arrangements for the Company’s named executive officers in connection with the merger of Merger Sub with and into the Company (the “Compensation Proposal”). At the close of business on the record date for the Special Meeting, which was August 27, 2018, there were 82,988,372 shares of Common Stock issued and outstanding. 68,354,558 shares of Common Stock, representing 82.36% of the total shares of Common Stock issued and outstanding, were represented in person or by proxy at the Special Meeting.

Each proposal was approved by the requisite vote of the Company’s shareholders. The final voting results for each proposal voted upon at the Special Meeting are set forth below. The proposals are described in further detail in the definitive proxy statement for the Special Meeting filed with the Securities and Exchange Commission on August 28, 2018.

Proposal 1: The Company’s shareholders approved the Merger Proposal. The table below sets forth the voting results.

Shares For	Shares Against	Shares Abstaining	Broker Non-Votes
68,149,205	18,820	186,533	N/A

Proposal 2: The Company’s shareholders approved the Compensation Proposal. The table below sets forth the voting results.

Shares For	Shares Against	Shares Abstaining	Broker Non-Votes
52,777,679	15,377,115	199,764	N/A

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Syntel, Inc.

Date: October 1, 2018	By:	/s/ Daniel M. Moore
	Name:	Daniel M. Moore
	Title:	Chief Administrative Officer, General Counsel and Corporate Secretary